UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21149

T. Rowe Price Retirement Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2013

Item 1. Report to Shareholders

Target Retirement 2055 Fund	November 30, 2013

The views and opinions in this report were current as of November 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities produced strong returns in the six-month period ended November 30, 2013, lifted by steady labor market gains, favorable corporate earnings, and supportive monetary policies among major central banks. Non-U.S. developed markets stocks also posted good gains, while emerging markets stocks were only modestly positive. Investment-grade bond returns were mixed as income was offset by rising long-term rates and falling bond prices. High yield bonds gained due to good corporate fundamentals, the economic recovery, and investors’ search for attractive yields. Non-U.S. developed markets debt rose modestly, but emerging markets debt struggled due to slower global growth and concerns about reduced global liquidity when the Fed begins to wind down its asset purchase program. The Target Retirement Funds generated attractive gains since their inception on August 20, 2013, and outpaced their respective combined index portfolio benchmarks. Performance versus their S&P Target Date Indexes and Lipper peer group averages was mixed.

MARKET ENVIRONMENT

The U.S. economy grew at a moderate pace over the past six months. The housing recovery continued, inflation remained subdued, and the job market showed gradual improvement. To support the economic recovery, the Federal Reserve kept short-term interest rates very low and continued its asset purchase program, buying $85 billion in Treasuries and agency mortgage-backed securities every month to suppress longer-term rates. The Fed surprised many investors by delaying a widely expected mid-September tapering of its asset purchases. (After the end of our reporting period, the Fed indicated that it would begin to gradually unwind its monthly asset purchases beginning in January of 2014.) Outside the U.S., Europe benefited from reduced emphasis on austerity measures that handicapped growth prospects, progress on structural reforms in some countries, and signs that the region’s recession had ended. Japan edged further toward recovery against a backdrop of highly accommodative monetary policies and other economic stimulus measures. Conditions in emerging economies were mixed, with many considering tighter monetary policies to defend their currencies and contain inflation.

Target Retirement Funds at Work

We would like to welcome our new shareholders and take this opportunity to discuss the funds' investment approach. The T. Rowe Price Target Retirement Funds offer a professionally managed, age-appropriate balance of stocks and bonds, with an investment mix that shifts automatically over time to help shareholders accumulate assets prior to retirement and support income over a moderate time horizon after retirement. Our Target Retirement Funds seek the highest total return over time consistent with an emphasis on both capital appreciation and income generation by investing in a broadly diversified portfolio of professionally managed stock and bond mutual funds.

Weighted %
100
80
60
40
20
0
Stocks
Bonds
45+
40
35
30
25
20
15
10
5
Retirement (Assumes Age 65)
5
10
15
20
25
30
35
40+
YEARS TO RETIREMENT
YEARS PAST RETIREMENT

The Target Glide Path

The Target Retirement Funds feature an asset allocation glide path that automatically adjusts each fund's investment mix over time, reducing exposure to stocks and increasing exposure to bonds as the target date approaches and continuing to adjust the investment mix 30 years into retirement. This strategy utilizes a stock allocation—typically around 42.5% at the expected retirement date—to address risks posed by inflation and longer lifespans, with the balance in a mix of bonds to reduce the risk of principal loss around and after the target retirement date. Each fund reaches its most conservative planned allocation 30 years after its stated retirement year. At this point, the allocation to stocks is fixed at 20%, with the remainder in bonds. This approach may be appropriate for investors who are willing to accept modest growth potential in exchange for reduced volatility and portfolio stability around the target date.

Asset Allocations

The strategic allocations reflected in the Target Retirement Funds' glide path are referred to as "neutral" allocations and can be found in the glossary following this letter. Periodically, T. Rowe Price's Asset Allocation Committee, which includes some of the firm's most senior investment professionals, makes modest tactical changes to the neutral allocations based on its assessment of global economic and market conditions, resulting in "target" allocations. The "actual" allocations may differ from the target allocations due to market conditions, the trading environment, and other factors. Target and actual allocations for each fund appear starting on page 20 of this report.

U.S. stocks produced strong returns. Growth stocks generally outpaced value shares, and small-cap stocks continued to outperform large-caps, benefiting from a greater exposure to relatively strong domestic economic growth, particularly in the housing sector. Developed non-U.S. stock markets performed mostly in line with large-cap U.S. shares. Eurozone markets—especially Greece, Ireland, and Spain—fared best, as the region began to emerge from a protracted recession. Developed Asian markets were less robust. Japanese stocks led the region as economic improvement in the U.S. and Europe and a weaker yen helped exports and lifted business sentiment. Emerging markets stocks generated modest gains, but significantly lagged developed markets due to concerns that Fed tapering would reduce global liquidity and increase risk aversion. A decline in other currencies versus the dollar reduced returns to U.S. investors in dollar terms.

U.S. bond markets declined slightly overall, but results were mixed among underlying sectors. Treasuries, particularly long-term issues, fared worst as yields climbed in response to a stronger economy and the potential for Fed tapering. Investment-grade corporate bonds held up somewhat better due to favorable corporate earnings and solid demand for new issues. High yield bonds produced moderate gains and outperformed investment-grade issues, in part because of their lower sensitivity to interest rate changes and strong investor demand. Non-U.S. developed markets debt rose modestly, with Europe accounting for most of the gains amid stimulative monetary policies and encouraging economic data. Emerging markets debt struggled due to concerns that the Fed’s eventual wind-down of quantitative easing would reduce global liquidity and reduce the attractiveness of borrowing in U.S. dollars to fund purchases of non-U.S. assets, including emerging markets debt, in what is known as a carry trade.

PORTFOLIO REVIEW AND POSITIONING

Tactical decisions to overweight or underweight underlying asset classes against the benchmark were beneficial since the funds’ inception on August 20, 2013. An overweight to stocks versus bonds helped results as equities outpaced fixed income assets. We continue to favor stocks versus bonds but reduced the size of our overweight during the reporting period. Despite their recent strength, stocks remain reasonably valued by historical measures and offer dividend yields that are, in many cases, competitive with bond yields, which remain at historically low levels. We expect accommodative central bank monetary policies to continue for some time, which should facilitate economic growth and temper downside investment risk. Political wrangling over the federal budget and uncertainty surrounding the timing and pace of the Federal Reserve tapering its asset purchase program in 2014 may contribute to periods of heightened volatility. U.S. corporate balance sheets and profit margins still appear healthy, while earnings and revenue growth appear consistent with modest economic growth.

Diversifying allocations to sectors and asset classes not included in the funds’ combined index portfolio benchmarks generated mixed results. Non-benchmark exposure to high yield and international bonds were modestly positive, but allocations to real assets equities detracted from relative performance. Security selection in the underlying portfolios had a positive impact on our longer-dated funds due to strong results in our domestic large-cap growth and large-cap value stocks, which account for a larger allocation in longer-dated funds. Security selection weighed on results for the Target Retirement 2005 and Target Retirement 2010 Funds, due largely to their smaller allocation to outperforming equity portfolios.

Stock Performance
The funds’ broader equity portfolio generated strong absolute gains. In keeping with the market environment, our small-cap portfolios posted very good returns, led by small-cap growth. Our U.S. large-cap growth and large-cap value portfolios posted good absolute gains and, in addition, outpaced their style-specific benchmarks by a wide margin. The funds’ allocation to non-U.S. developed markets stocks, particularly our value shares, performed well in absolute terms but lagged its style-specific benchmark.

Stock Positioning
In the U.S., we favor growth stocks over value stocks. A slow-growth economy often benefits growth stocks more than value as growth companies tend to rely less on a strong economy to increase corporate earnings. A modest improvement in global economic growth is unlikely to provide a sufficient catalyst for value stocks to outperform. Outside the U.S., we are modestly underweight growth versus value stocks, which should benefit from favorable valuations and the potential for improvement as systemic risks recede.

Valuations currently favor domestic large-cap stocks over small-caps. Small-caps are typically more oriented toward the domestic economy and, as a result, have benefited from the relative strength of the U.S. recovery more than large-caps. Consequently, small-cap valuations have become somewhat stretched versus large-caps, which stand to benefit as the global economy gradually moves into recovery.

We are modestly overweight in non-U.S. equities versus domestic stocks as expectations for stronger U.S. growth rates are offset by more attractive valuations for international equities. We still prefer emerging markets stocks over developed markets, but we reduced the size of our overweight due to the considerable disparities among the strength of various emerging economies. Weaker commodity demand may be particularly challenging for economies dependent on commodity exports. Over the long term, however, we like the prospects for emerging markets versus developed markets given their potential for stronger economic growth and generally healthier fiscal positions.

We are underweight real assets stocks versus global equities as the prospects for subdued global economic growth may weigh on commodity prices. Increased global energy production has weighed on energy prices, while commodities demand is likely to remain subdued as China shifts its growth model away from investments and exports to domestic consumption. Although gradual economic improvement supports real estate fundamentals, current valuations appear rich. Over the long term, we believe that exposure to real assets equities should enhance the funds’ diversification and position them to perform well under a variety of market conditions, particularly in periods of rising inflation.

Bond Performance
Overall returns for our fixed income portfolio were modestly positive for the reporting period and outperformed the Barclays U.S. Aggregate Bond Index by a slight margin. Our high yield allocation posted the largest absolute gains and outperformed its underlying benchmark. The funds’ portfolio of international bonds also managed a modest increase and performed roughly in line with its style-specific benchmark. Returns for our emerging markets debt and U.S. investment-grade bonds were modestly positive.

Bond Positioning
We increased our overweight allocation to high yield bonds during the period. Although the covenant terms in recent high yield issuances have been less favorable, high yield debt remains attractive relative to other fixed income sectors in this low-yield environment, particularly in light of our expectations for gradual economic improvement. In addition, many high yield issuers have improved their financial condition significantly since the 2008 global financial crisis, taking advantage of low interest rates to refinance debt and extend maturities. The tendency for high yield debt to be less sensitive to changes in interest rates is appealing given that interest rates are generally near historical lows and are likely to rise.

We reduced our allocation to emerging markets debt and ended the period with a neutral position. The favorable fiscal positioning of many emerging markets sovereign issuers stands in stark contrast to the budget and funding challenges faced by many developed markets. Limited liquidity means that emerging markets debt is susceptible to shifts in investor flows, however, and the slowdown in the Fed’s asset purchase program slated for early 2014 could heighten this risk due to the potential for higher U.S. interest rates and weaker emerging markets currencies. We are underweight non-U.S. dollar-denominated debt as the U.S. dollar should continue to benefit from improving economic growth and the potential for higher interest rates as the Fed begins to wind down its quantitative-easing program.

PERFORMANCE COMPARISON

In order to provide an effective relative performance comparison, we have created a combined index portfolio for each Target Retirement Fund (shown in the Performance Comparison tables) composed of multiple indexes representing the underlying asset classes in which the funds invest. The weights of the underlying indexes in the combined index portfolios are intended to match the combined weights of the underlying funds assigned to each asset class at a given point along the glide path. We believe that our combined index portfolios provide the most appropriate comparison because their asset class and sector weightings more accurately match those of our funds. The composition of each fund’s combined index portfolio as of the end of the reporting period can be found in the glossary following this letter.

The Performance Comparison tables also show the average returns for each fund’s respective Lipper target date category and, where available, each fund’s S&P Target Date Index, providing a tool to measure the performance of our funds against those with similar objectives.

Please note that returns for each fund’s Advisor shares may differ slightly due to the different fee structures for this class of shares.

OUTLOOK

We expect modest global economic growth over the next several quarters. The U.S. recovery should progress slowly and benefit as federal budget sequester headwinds recede. The Fed’s asset purchase program continues to support the economy, but improvements in employment and steady growth are likely to prompt the Fed to start curtailing its asset purchases in the next few months, allowing long-term interest rates to rise. (After the end of our reporting period, the Fed indicated that it would begin to gradually unwind its monthly asset purchases beginning in January 2014.) Short-term rate increases, on the other hand, seem unlikely to occur until sometime in 2015. Interest rates remain low, with negative real (accounting for inflation) yields for short-term securities. The domestic housing market recovery continues, but higher mortgage rates could limit its momentum. Moderate employment growth and an uptick in personal income further support gradual economic improvement. Healthy balance sheets and good cash flow offer corporations some flexibility in the deployment of capital, which could contribute to increased hiring or capital spending as well as activities such as stock buybacks or acquisitions.

Outside the U.S., we expect a return to modest economic growth in Europe, although some countries on the periphery continue to face challenges. Many of the region’s economies are still burdened with high debt loads, but several have begun to benefit from a reduction in austerity measures and the implementation of long-overdue structural reforms. Japan’s aggressive, growth-oriented monetary policies and other economic stimulus have revived the country’s consumer spending and economic output. However, we await signs that policymakers are politically willing and able to address important structural reforms to labor markets, tax and regulatory regimes, and social spending. Emerging economies are vulnerable to the prospect of rising U.S. interest rates as the Fed winds down its quantitative easing, while slowing growth in China, Brazil, and other key developing economies could weigh on global trade. There are signs of stabilization as China charts a path toward more sustainable, consumer-focused growth, but central planners must walk a fine line as they try to rein in credit without hampering economic growth. Markets are likely to be somewhat choppy against a backdrop of modest global economic growth, budget debates in Washington, and Fed tapering. However, we believe that highly diversified portfolios and a careful focus on fundamental research can enhance our ability to identify investment opportunities on behalf of our shareholders.

Respectfully submitted,

Jerome A. Clark
Co-portfolio manager and cochairman of the funds’ Investment
Advisory Committee

Wyatt A. Lee
Co-portfolio manager and cochairman of the funds’ Investment
Advisory Committee

December 19, 2013

RISKS OF INVESTING

The Retirement Funds’ investment in many underlying funds means that they will be exposed to the risks of different areas of the market. As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Investors should note that the higher a fund’s allocation to stocks, the greater the risk.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Barclays U.S. Aggregate Bond Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Barclays U.S. 1–3 Year U.S. Government/Credit Bond Index: An unmanaged index that tracks short-term debt instruments.

Barclays U.S. 1–5 Year Treasury Inflation Protected Securities (TIPS) Index: An unmanaged index composed of U.S. Treasury inflation protected securities with maturities between one year and five years.

Combined index portfolios: Unmanaged blended index portfolios created as custom benchmarks for each of the Target Retirement Funds. As of November 30, 2013, the combined index portfolios were composed of the following indexes:

  Target Retirement 2005 Fund: 25.20% Russell 3000 Index, 44.00% Barclays U.S. Aggregate Bond Index, 20.00% Barclays 1–5 Year U.S. Treasury Inflation Protected Securities (TIPS) Index, and 10.80% MSCI All Country Index World ex USA.

  Target Retirement 2010 Fund: 26.95% Russell 3000 Index, 41.50% Barclays U.S. Aggregate Bond Index, 20.00% Barclays 1–5 Year U.S. Treasury Inflation Protected Securities (TIPS) Index, and 11.55% MSCI All Country World Index ex USA.

  Target Retirement 2015 Fund: 31.85% Russell 3000 Index, 35.50% Barclays U.S. Aggregate Bond Index, 19.00% Barclays U.S. Treasury Inflation Protected Securities (TIPS) 1–5 Year Index, and 13.65% MSCI All Country World Index ex USA.

  Target Retirement 2020 Fund: 37.10% Russell 3000 Index, 31.00% Barclays U.S. Aggregate Bond Index, 16.00% Barclays 1–5 Year U.S. Treasury Inflation Protected Securities (TIPS) Index, and 15.90% MSCI All Country World Index ex USA.

  Target Retirement 2025 Fund: 42.35% Russell 3000 Index, 29.50% Barclays U.S. Aggregate Bond Index, 10.00% Barclays 1–5 Year U.S. Treasury Inflation Protected Securities (TIPS) Index, and 18.15% MSCI All Country World Index ex USA.

  Target Retirement 2030 Fund: 47.25% Russell 3000 Index, 28.00% Barclays U.S. Aggregate Bond Index, 4.50% Barclays 1–5 Year U.S. Treasury Inflation Protected Securities (TIPS) Index, and 20.25% MSCI All Country World Index ex USA.

  Target Retirement 2035 Fund: 51.80% Russell 3000 Index, 26.00% Barclays U.S. Aggregate Bond Index, and 22.20% MSCI All Country World Index ex USA.

  Target Retirement 2040 Fund: 55.30% Russell 3000 Index, 21.00% Barclays U.S. Aggregate Bond Index, and 23.70% MSCI All Country World Index ex USA.

  Target Retirement 2045 Fund: 58.80% Russell 3000 Index, 16.00% Barclays U.S. Aggregate Bond Index, and 25.20% MSCI All Country World Index ex USA.

  Target Retirement 2050 Fund: 61.25% Russell 3000 Index, 12.50% Barclays U.S. Aggregate Bond Index, and 26.25% MSCI All Country World Index ex USA.

  Target Retirement 2055 Fund: 63.00% Russell 3000 Index, 10.00% Barclays U.S. Aggregate Bond Index, and 27.00% MSCI All Country World Index ex USA.

Credit Suisse High Yield Index: An unmanaged index designed to track the U.S. dollar-denominated high yield bond market.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper, Inc.

MSCI All Country World Index ex USA: An unmanaged index that measures equity market performance of developed and emerging countries, excluding the United States.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Neutral allocations: The asset allocations reflected in the Target Retirement Funds’ glide path are referred to as “neutral” allocations. As of November 30, 2013, the neutral allocations for each fund were as follows:

  Target Retirement 2005 Fund: 36.0% stocks and 64.0% bonds.

  Target Retirement 2010 Fund: 38.5% stocks and 61.5% bonds.

  Target Retirement 2015 Fund: 45.5% stocks and 54.5% bonds.

  Target Retirement 2020 Fund: 53.0% stocks and 47.0% bonds.

  Target Retirement 2025 Fund: 60.5% stocks and 39.5% bonds.

  Target Retirement 2030 Fund: 67.5% stocks and 32.5% bonds.

  Target Retirement 2035 Fund: 74.0% stocks and 26.0% bonds.

  Target Retirement 2040 Fund: 79.0% stocks and 21.0% bonds.

  Target Retirement 2045 Fund: 84.0% stocks and 16.0% bonds.

  Target Retirement 2050 Fund: 87.5% stocks and 12.5% bonds.

  Target Retirement 2055 Fund: 90.0% stocks and 10.0% bonds.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P Target Date Indexes: A series of unmanaged indexes composed of different allocations to stocks, bonds, and short-term investments that reflect reductions in potential risk over time.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Performance and Expenses

Quarter-End Returns

Period Ended 9/30/13	Since Inception 8/20/13
Target Retirement 2005 Fund	1.80%
Target Retirement 2005 Fund–Advisor Class	1.80
Target Retirement 2010 Fund	2.00
Target Retirement 2010 Fund–Advisor Class	1.90
Target Retirement 2015 Fund	2.20
Target Retirement 2015 Fund–Advisor Class	2.20
Target Retirement 2020 Fund	2.50
Target Retirement 2020 Fund–Advisor Class	2.50
Target Retirement 2025 Fund	2.80
Target Retirement 2025 Fund–Advisor Class	2.80
Target Retirement 2030 Fund	3.10
Target Retirement 2030 Fund–Advisor Class	3.10
Target Retirement 2035 Fund	3.30
Target Retirement 2035 Fund–Advisor Class	3.40
Target Retirement 2040 Fund	3.60
Target Retirement 2040 Fund–Advisor Class	3.60
Target Retirement 2045 Fund	3.80
Target Retirement 2045 Fund–Advisor Class	3.70
Target Retirement 2050 Fund	3.90
Target Retirement 2050 Fund–Advisor Class	3.90
Target Retirement 2055 Fund	3.90
Target Retirement 2055 Fund–Advisor Class	3.90

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor and R Class shares, 1-800-638-8790.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how each class would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

Investor Class

	8/20/13 Through 11/30/13
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[1]	0.01
Net realized and unrealized gain / loss	0.96
Total from investment activities	0.97
NET ASSET VALUE	
End of period	**$ 10.97**

Ratios/Supplemental Data

Total return[2][3]	**9.70%**
Ratio of total expenses to average net assets[3]	0.00%[4]
Ratio of net investment income to average net assets[3]	0.37%[4]
Portfolio turnover rate[3]	26.9%
Weighted average expense ratio of underlying Price funds[5]	0.77%[4]
Effective expense ratio	0.77%[4]
Net assets, end of period (in thousands)	$ 1,038

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions; it is not annualized for periods less than one year. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

(3) Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

(4) Annualized

(5) Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout the period

Advisor Class

	8/20/13 Through 11/30/13
NET ASSET VALUE	
Beginning of period	$ 10.00
Investment activities	
Net investment income[1]	–
Net realized and unrealized gain / loss	0.97
Total from investment activities	0.97
NET ASSET VALUE	
End of period	**$ 10.97**

Ratios/Supplemental Data

Total return[2][3]	9.70%
Ratio of total expenses to average net assets[3]	0.25%[4]
Ratio of net investment income to average net assets[3]	0.13%[4]
Portfolio turnover rate[3]	26.9%
Weighted average expense ratio of underlying Price funds[5]	0.77%[4]
Effective expense ratio	1.02%[4]
Net assets, end of period (in thousands)	$ 287

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions; it is not annualized for periods less than one year. The fund's total return may be higher or lower than the investment results of the individual underlying Price funds.

(3) Reflects the activity of the fund, and does not include the activity of the underlying Price funds. However, investment performance of the fund is directly related to the investment performance of the underlying Price funds in which it invests.

(4) Annualized

(5) Reflects the indirect expense impact to the fund from its investment in the underlying Price funds, based on the actual expense ratio of each underlying Price fund weighted for the fund's relative average investment therein.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments (1)

(Cost and value in $000s)

	Percent of Net Assets	Shares	Value
EQUITY MUTUAL FUNDS 91.1% (1)			
T. Rowe Price Growth Stock Fund	22.7%	5,935	301
T. Rowe Price Value Fund	19.6	7,370	260
T. Rowe Price International Growth & Income Fund	7.8	6,593	103
T. Rowe Price International Stock Fund	7.2	5,891	95
T. Rowe Price Overseas Stock Fund	7.2	9,330	95
T. Rowe Price Equity Index 500 Fund	7.1	1,921	94
T. Rowe Price Emerging Markets Stock Fund	4.7	1,903	63
T. Rowe Price Real Assets Fund	3.5	4,308	47
T. Rowe Price Mid-Cap Growth Fund (2)	3.5	611	45
T. Rowe Price Mid-Cap Value Fund	3.3	1,435	44
T. Rowe Price New Horizons Fund (2)	1.6	430	21
T. Rowe Price Small-Cap Stock Fund	1.5	436	20
T. Rowe Price Small-Cap Value Fund	1.4	383	19
Total Equity Mutual Funds (Cost $1,136)			1,207
BOND MUTUAL FUNDS 8.9% (1)			
T. Rowe Price New Income Fund	5.7	8,007	75
T. Rowe Price High Yield Fund	1.1	2,063	15
T. Rowe Price Emerging Markets Bond Fund	0.8	881	11
T. Rowe Price International Bond Fund	0.7	1,032	10
T. Rowe Price Inflation Focused Bond Fund	0.5	1,256	6
T. Rowe Price Summit Cash Reserves Fund, 0.01% (3)	0.1	580	1
Total Bond Mutual Funds (Cost $118)			118
Total Investments in Securities			
100.0% of Net Assets (Cost $ 1,254)			$ 1,325

(1) Affiliated Companies
(2) Non-income producing
(3) Seven-day yield

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended November 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 11/30/13
T. Rowe Price Emerging Markets Bond Fund	$ 13	$ 2	$ —	$ 11
T. Rowe Price Emerging Markets Stock Fund	72	12	—	63
T. Rowe Price Equity Index 500 Fund	104	15	—	94
T. Rowe Price Growth Stock Fund	330	54	—	301
T. Rowe Price High Yield Fund	17	2	—	15
T. Rowe Price Inflation Focused Bond Fund	7	1	—	6
T. Rowe Price International Bond Fund	11	2	—	10
T. Rowe Price International Growth & Income Fund	114	16	—	103
T. Rowe Price International Stock Fund	107	16	—	95
T. Rowe Price Mid-Cap Growth Fund	51	7	—	45
T. Rowe Price Mid-Cap Value Fund	49	7	—	44
T. Rowe Price New Horizons Fund	23	3	—	21
T. Rowe Price New Income Fund	88	13	1	75
T. Rowe Price Overseas Stock Fund	105	15	—	95
T. Rowe Price Real Assets Fund	55	8	—	47
T. Rowe Price Small-Cap Stock Fund	22	3	—	20
T. Rowe Price Small-Cap Value Fund	21	3	—	19
T. Rowe Price Summit Cash Reserves Fund, 0.01%	3	2	—	1
T. Rowe Price Value Fund	286	43	—	260
Totals			$ 1	$ 1,325

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 1,254
Income distributions from underlying Price funds	$ 1
Realized gain (loss) on sales of underlying Price funds	$ 1
Capital gain distributions from underlying Price funds	$ —

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Retirement Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The T. Rowe Price Target Retirement 2055 Fund (the fund) is an open-end management investment company and is one of the portfolios established by the corporation. The fund seeks the highest total return over time consistent with an emphasis on both capital growth and income. The fund is nondiversified for purposes of the 1940 Act, due to its limited number of investments; however, the underlying T. Rowe Price mutual funds (underlying Price funds) in which it invests are selected to achieve a diversified portfolio of stocks and bonds. The fund’s asset mix becomes increasingly more conservative over time leading up to and after the targeted retirement date.

The fund has two classes of shares: the Target Retirement 2055 Fund original share class, referred to in this report as the Investor Class, offered since August 20, 2013; and the Target Retirement 2055 Fund–Advisor Class (Advisor Class), also offered since August 20, 2013. Advisor Class shares are sold only through unaffiliated brokers and other financial intermediaries that are compensated by the class for distribution, shareholder servicing and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations of the underlying Price funds are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the underlying Price funds.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Income and capital gain distributions from the underlying Price funds are recorded on the ex-dividend date. Purchases and sales of the underlying Price funds are accounted for on the trade date. Gains and losses realized on sales of the underlying Price funds are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, generally are declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing and/or administrative expenses in the form of Rule 12b-1 fees in an amount not exceeding 0.25% of the class’s average daily net assets. Income distributions from the underlying Price funds and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Investments in the underlying Price funds are valued at their closing NAV per share on the day of valuation.

The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. On November 30, 2013, all of the investments in underlying Price funds were classified as Level 1, based on the inputs used to determine their fair values.

NOTE 3 - INVESTMENTS IN UNDERLYING PRICE FUNDS

Purchases and sales of the underlying Price funds during the period ended November 30, 2013, aggregated $1,478,000 and $225,000, respectively.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At November 30, 2013, the cost of investments for federal income tax purposes was $1,255,000. Net unrealized gain aggregated $70,000 at period-end, of which $71,000 related to appreciated investments and $1,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates, directly or through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to all the underlying Price funds. Pursuant to various service agreements, Price Associates and its wholly owned subsidiaries provide shareholder servicing and administrative, transfer and dividend disbursing, accounting, marketing, and certain other services to the fund. Certain officers and directors of the fund are also officers and directors of Price Associates and its subsidiaries and the underlying Price funds.

The fund pays no management fees; however, Price Associates receives management fees from the underlying Price funds. The fund operates in accordance with the investment management and special servicing agreements between and among the corporation; the underlying Price funds; Price Associates; and T. Rowe Price Services, Inc., a wholly owned subsidiary of Price Associates. Pursuant to these agreements, expenses associated with the operation of the fund, other than class-specific Rule 12b-1 fees, are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the fund. Therefore, the expense ratio of each class reflects only its Rule 12b-1 fees. However, the fund indirectly bears its proportionate share of the management fees and operating costs of the underlying Price funds in which it invests.

The fund does not invest in the underlying Price funds for the purpose of exercising management or control; however, investments by the fund may represent a significant portion of an underlying Price fund’s net assets. At November 30, 2013, the fund held less than 25% of the outstanding shares of any underlying Price fund.

As of November 30, 2013, T. Rowe Price Group, Inc. and its wholly owned subsidiaries owned 25,000 shares of the Investor Class and 25,000 shares of the Advisor Class, aggregating 41% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Retirement Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date January 21, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date January 21, 2014